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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 3, 2005

                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                                001-16393                             74-2126120
 (State of Incorporation)                (Commission File Number)                   (I.R.S. Employer
                                                                                 Identification Number)


            2101 CITYWEST BLVD.                                                        77042-2827
              HOUSTON, TEXAS                                                           (Zip Code)
 (Address of principal executive offices)
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       Registrant's telephone number, including area code: (713) 918-8800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 204.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operations and Financial Condition

         On February 3, 2005, BMC Software, Inc. (the "Company") issued a press release announcing financial results for its fiscal third quarter ended December
31, 2004. A copy of the press release, dated as of February 3, 2005, is furnished as Exhibit 99 to this Current Report.

         The information in this Current Report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  Financial Statements and Exhibits

(c)  The following exhibit is being furnished herewith:

         99       News Release, dated February 3, 2005, of BMC Software, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005

                                         BMC SOFTWARE, INC.


                                         By:  /s/ ROBERT H. WHILDEN, JR.
                                            ------------------------------------
                                              Robert H. Whilden, Jr.
                                              Senior Vice President, General
                                              Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit No.
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    99             News Release, dated February 3, 2005, of BMC Software, Inc.


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